UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2022

V2X, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

001-36341	38-3924636
(Commission	(IRS Employer
File Number)	Identification No.)

2424 Garden of the Gods Road, Suite 300
Colorado Springs, CO 80919
(Address of Principal Executive Offices) (Zip Code)

(719) 591-3600
(Registrant's Telephone Number, Including Area Code)

Securities Registered Under Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	VVX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release issued by V2X, Inc. (the “Company”) on August 9, 2022 that includes financial information for the Company for the second quarter of 2022 and guidance for fiscal 2022. This information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 4.01. Changes in Registrant’s Certifying Accountant.

On August 5, 2022, the Audit Committee (the “Committee”) of the Board of Directors of the Company dismissed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm, effective August 9, 2022 and appointed RSM US LLP (“RSM”) as the Company’s independent registered public accounting firm commencing August 9, 2022.

The audit reports of Deloitte on the financial statements of the Company as of and for the years ended December 31, 2020 and 2021 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2020 and 2021 and the subsequent interim periods through April 1, 2022 and July 1, 2022, there were no “disagreements,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, between the Company and Deloitte, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference in connection with their opinion to the subject matter of the disagreement.

During the fiscal years ended December 31, 2020 and 2021 and the subsequent interim periods through April 1, 2022 and July 1, 2022, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Deloitte with a copy of this Current Report on Form 8-K and requested that Deloitte furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements contained herein and, if not, stating the respects in which it does not agree. A copy of Deloitte’s letter, dated August 9, 2022, is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2020 and 2021 and the subsequent interim periods through April 1, 2022 and July 1, 2022, neither the Company, nor anyone on its behalf, has consulted RSM with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that RSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 7.01 Regulation FD Disclosure.

Mr. Charles Prow, President and Chief Executive Officer, and Ms. Susan Lynch, Senior Vice President and Chief Financial Officer, will present the financial information for the Company for the second quarter of 2022 and guidance for second half 2022 on August 9, 2022. A copy of the presentation is attached hereto and incorporated by reference herein as Exhibit 99.2. This information is furnished pursuant to Item 7.01 Regulation FD Disclosure and shall not be deemed filed for purposes of Section 18 of the Exchange Act or incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated August 9, 2022
99.1	Press Release of V2X, Inc. dated August 9, 2022
99.2	Presentation slides issued by V2X, Inc. on August 9, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V2X, INC.

Dated: August 9, 2022

	By:	/s/ Kevin T. Boyle
Kevin T. Boyle
Chief Legal Officer, General Counsel and Corporate Secretary